Exhibit 99.1

11011 Sunset Hills Road
Reston, Virginia 20190	News
www.gd.com

Contact: Jeff A. Davis
Tel: 703 876 3483
press@generaldynamics.com

General Dynamics Reports Third-Quarter 2020 Results

October 28, 2020

•Net earnings of $834 million and diluted EPS of $2.90, up 33% sequentially
•Operating margin up 240 basis points over second quarter
•Cash from operating activities 134% of net earnings

RESTON, Va. – General Dynamics (NYSE: GD) today reported third-quarter 2020 net earnings of $834 million on revenue of $9.4 billion. Diluted earnings per share (EPS) were $2.90. Revenue was up 1.8% over the previous quarter, while net earnings and diluted EPS grew 33%.

“As we manage through this challenging time, we remain focused on the basics of operating performance, especially cash conversion and the early and aggressive management of costs, as evidenced this quarter by our strong operating margin and return on sales,” said Phebe N. Novakovic, chairman and chief executive officer. “Moreover, we continue to reduce debt and invest in the company for future growth.”

Margin
Company-wide operating margin for the quarter was 11.5%, a 240 basis-point increase from the previous quarter, with a notable increase of 620 basis points in the Aerospace segment’s margin. Return on sales was 8.8%, a 210 basis-point increase over the previous quarter.

Cash
Net cash provided by operating activities in the quarter totaled $1.1 billion, or 134% of net earnings. Free cash flow from operations, defined as net cash provided by operating activities less capital expenditures, was $903 million, a 108% conversion of net earnings.

Capital Deployment
In the third quarter, the company reduced its net debt by $388 million to $11.9 billion, a decrease of 3.2% from the previous quarter. Capital expenditures were $216 million, or 2.3% of revenue.

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Backlog
General Dynamics’ total backlog at the end of third-quarter 2020 was $81.5 billion, up 21% from the year-ago quarter.
Estimated potential contract value, representing management’s estimate of value in unfunded indefinite delivery, indefinite quantity (IDIQ) contracts and unexercised options, was $50.4 billion. Total estimated contract value, the sum of all backlog components, was $131.9 billion at the end of the quarter.

Significant awards in the quarter included $870 million to deliver 8x8 combat vehicles and provide maintenance and life cycle support to the Spanish Ministry of Defense; a contract with a maximum potential value of $760 million from the U.S. Department of Defense (DoD) for enterprise information technology and cybersecurity services and solutions; a contract with a maximum potential value of $365 million to provide command, control and communications capabilities for the DoD; an IDIQ contract with a maximum potential value of $250 million from the U.S. Army to produce Small Multipurpose Equipment Transport (SMET) vehicles; $240 million from the U.S. Navy for ship maintenance and repair services; a contract with a maximum potential value of $240 million from the U.S. Department of Health and Human Services Centers for Medicare and Medicaid Services for cloud services and software tools; $155 million from the Navy for Advanced Nuclear Plant Studies (ANPS) in support of various submarine programs; $145 million for several key Information Technology contracts to provide intelligence services to classified customers; and $140 million for several key Mission Systems contracts for classified customers.

About General Dynamics
Headquartered in Reston, Virginia, General Dynamics is a global aerospace and defense company that offers a broad portfolio of products and services in business aviation; combat vehicles, weapons systems and munitions; IT services; C4ISR solutions; and shipbuilding and ship repair. General Dynamics employs approximately 100,000 people worldwide and generated $39.4 billion in revenue in 2019. More information is available at www.gd.com.

Certain statements made in this press release, including any statements as to future results of operations and financial projections, may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements are based on management’s expectations, estimates, projections and assumptions. These statements are not guarantees of future performance and involve risks and uncertainties that are difficult to predict. Therefore, actual future results and trends may differ materially from what is forecast in forward-looking statements due to a variety of factors. Additional information regarding these factors is contained in the company’s filings with the Securities and Exchange Commission, including, without limitation, its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q and its Current Reports on Form 8-K. All forward-looking statements speak only as of the date they were made. The company does not undertake any obligation to update or publicly release any revisions to forward-looking statements to reflect events, circumstances or changes in expectations after the date of this press release.

WEBCAST INFORMATION: General Dynamics will webcast its third-quarter 2020 financial results conference call at 9 a.m. EDT on Wednesday, October 28, 2020. The webcast will be a listen-only audio event available at www.gd.com. An on-demand replay of the webcast will be available one hour after the end of the call and end on November 4, 2020. To hear a recording of the conference call by telephone, please call 1-877-344-7529 (international: 1-412-317-0088) passcode 10148284. Charts furnished to investors and securities analysts in connection with General Dynamics’ announcement of its financial results are available at www.gd.com.

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EXHIBIT A
CONSOLIDATED STATEMENT OF EARNINGS - (UNAUDITED)
DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS

	Three Months Ended		Variance
	September 27, 2020	September 29, 2019	$	%
Revenue	$9,431	$9,761	$(330)	(3.4)%
Operating costs and expenses	(8,347)	(8,545)	198
Operating earnings	1,084	1,216	(132)	(10.9)%
Other, net	12	(12)	24
Interest, net	(118)	(114)	(4)
Earnings before income tax	978	1,090	(112)	(10.3)%
Provision for income tax, net	(144)	(177)	33
Net earnings	$834	$913	$(79)	(8.7)%
Earnings per share—basic	$2.91	$3.17	$(0.26)	(8.2)%
Basic weighted average shares outstanding	286.5	288.4
Earnings per share—diluted	$2.90	$3.14	$(0.24)	(7.6)%
Diluted weighted average shares outstanding	287.2	290.9

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EXHIBIT B
CONSOLIDATED STATEMENT OF EARNINGS - (UNAUDITED)
DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS

	Nine Months Ended		Variance
	September 27, 2020	September 29, 2019	$	%
Revenue	$27,444	$28,577	$(1,133)	(4.0)%
Operating costs and expenses	(24,578)	(25,257)	679
Operating earnings	2,866	3,320	(454)	(13.7)%
Other, net	44	18	26
Interest, net	(357)	(350)	(7)
Earnings before income tax	2,553	2,988	(435)	(14.6)%
Provision for income tax, net	(388)	(524)	136
Net earnings	$2,165	$2,464	$(299)	(12.1)%
Earnings per share—basic	$7.54	$8.55	$(1.01)	(11.8)%
Basic weighted average shares outstanding	287.1	288.1
Earnings per share—diluted	$7.52	$8.47	$(0.95)	(11.2)%
Diluted weighted average shares outstanding	288.1	290.8

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EXHIBIT C
REVENUE AND OPERATING EARNINGS BY SEGMENT - (UNAUDITED)
DOLLARS IN MILLIONS

	Three Months Ended		Variance
	September 27, 2020	September 29, 2019	$	%
Revenue:
Aerospace	$1,975	$2,495	$(520)	(20.8)%
Combat Systems	1,801	1,740	61	3.5%
Information Technology	2,029	2,071	(42)	(2.0)%
Mission Systems	1,221	1,220	1	0.1%
Marine Systems	2,405	2,235	170	7.6%
Total	$9,431	$9,761	$(330)	(3.4)%
Operating earnings:
Aerospace	$283	$393	$(110)	(28.0)%
Combat Systems	270	264	6	2.3%
Information Technology	146	146	—	—%
Mission Systems	168	185	(17)	(9.2)%
Marine Systems	223	209	14	6.7%
Corporate	(6)	19	(25)	(131.6)%
Total	$1,084	$1,216	$(132)	(10.9)%
Operating margin:
Aerospace	14.3%	15.8%
Combat Systems	15.0%	15.2%
Information Technology	7.2%	7.0%
Mission Systems	13.8%	15.2%
Marine Systems	9.3%	9.4%
Total	11.5%	12.5%

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EXHIBIT D
REVENUE AND OPERATING EARNINGS BY SEGMENT - (UNAUDITED)
DOLLARS IN MILLIONS

	Nine Months Ended		Variance
	September 27, 2020	September 29, 2019	$	%
Revenue:
Aerospace	$5,640	$6,871	$(1,231)	(17.9)%
Combat Systems	5,263	5,035	228	4.5%
Information Technology	5,901	6,398	(497)	(7.8)%
Mission Systems	3,518	3,655	(137)	(3.7)%
Marine Systems	7,122	6,618	504	7.6%
Total	$27,444	$28,577	$(1,133)	(4.0)%
Operating earnings:
Aerospace	$682	$1,052	$(370)	(35.2)%
Combat Systems	732	712	20	2.8%
Information Technology	379	456	(77)	(16.9)%
Mission Systems	480	495	(15)	(3.0)%
Marine Systems	607	586	21	3.6%
Corporate	(14)	19	(33)	(173.7)%
Total	$2,866	$3,320	$(454)	(13.7)%
Operating margin:
Aerospace	12.1%	15.3%
Combat Systems	13.9%	14.1%
Information Technology	6.4%	7.1%
Mission Systems	13.6%	13.5%
Marine Systems	8.5%	8.9%
Total	10.4%	11.6%

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EXHIBIT E
CONSOLIDATED BALANCE SHEET
DOLLARS IN MILLIONS

	(Unaudited)
	September 27, 2020	December 31, 2019
ASSETS
Current assets:
Cash and equivalents	$1,469	$902
Accounts receivable	3,863	3,544
Unbilled receivables	8,143	7,857
Inventories	6,402	6,306
Other current assets	988	1,171
Total current assets	20,865	19,780
Noncurrent assets:
Property, plant and equipment, net	4,863	4,475
Intangible assets, net	2,162	2,315
Goodwill	19,889	19,677
Other assets	2,479	2,594
Total noncurrent assets	29,393	29,061
Total assets	$50,258	$48,841
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Short-term debt and current portion of long-term debt	$3,394	$2,920
Accounts payable	2,613	3,162
Customer advances and deposits	6,086	7,148
Other current liabilities	4,027	3,571
Total current liabilities	16,120	16,801
Noncurrent liabilities:
Long-term debt	9,978	9,010
Other liabilities	9,444	9,453
Total noncurrent liabilities	19,422	18,463
Shareholders’ equity:
Common stock	482	482
Surplus	3,082	3,039
Retained earnings	32,812	31,633
Treasury stock	(17,805)	(17,358)
Accumulated other comprehensive loss	(3,855)	(4,219)
Total shareholders’ equity	14,716	13,577
Total liabilities and shareholders’ equity	$50,258	$48,841

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EXHIBIT F
CONSOLIDATED STATEMENT OF CASH FLOWS - (UNAUDITED)
DOLLARS IN MILLIONS

	Nine Months Ended
	September 27, 2020	September 29, 2019
Cash flows from operating activities—continuing operations:
Net earnings	$2,165	$2,464
Adjustments to reconcile net earnings to net cash from operating activities:
Depreciation of property, plant and equipment	376	352
Amortization of intangible and finance lease right-of-use assets	267	273
Equity-based compensation expense	91	103
Deferred income tax benefit	(112)	(72)
(Increase) decrease in assets, net of effects of business acquisitions:
Accounts receivable	(336)	253
Unbilled receivables	(239)	(1,603)
Inventories	(134)	(646)
Increase (decrease) in liabilities, net of effects of business acquisitions:
Accounts payable	(558)	(164)
Customer advances and deposits	(906)	(565)
Other current liabilities	360	191
Other, net	322	1
Net cash provided by operating activities	1,296	587
Cash flows from investing activities:
Capital expenditures	(622)	(606)
Other, net	33	2
Net cash used by investing activities	(589)	(604)
Cash flows from financing activities:
Proceeds from fixed-rate notes	3,960	—
Repayment of fixed-rate notes	(2,000)	—
Dividends paid	(925)	(858)
Purchases of common stock	(501)	(231)
Repayment of floating-rate notes	(500)	—
Proceeds from commercial paper, gross (maturities greater than 3 months)	420	—
Repayment of commercial paper, gross (maturities greater than 3 months)	(420)	—
Proceeds from commercial paper, net	—	947
Other, net	(134)	207
Net cash (used) provided by financing activities	(100)	65
Net cash used by discontinued operations	(40)	(37)
Net increase in cash and equivalents	567	11
Cash and equivalents at beginning of period	902	963
Cash and equivalents at end of period	$1,469	$974

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EXHIBIT G
ADDITIONAL FINANCIAL INFORMATION - (UNAUDITED)
DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS

Other Financial Information:
	September 27, 2020	December 31, 2019
Debt-to-equity (a)	90.9%	87.9%
Debt-to-capital (b)	47.6%	46.8%
Book value per share (c)	$51.28	$46.88
Shares outstanding	286,972,150	289,610,336

	Third Quarter		Nine Months
	2020	2019	2020	2019
Income tax payments, net	$289	$90	$345	$487
Company-sponsored research and development (d)	$97	$110	$291	$352
Return on sales (e)	8.8%	9.4%	7.9%	8.6%

Non-GAAP Financial Measures:
	Third Quarter		Nine Months
	2020	2019	2020	2019
Earnings before interest, taxes, depreciation and amortization:
Net earnings	$834	$913	$2,165	$2,464
Interest, net	118	114	357	350
Provision for income tax, net	144	177	388	524
Depreciation of property, plant and equipment	122	120	376	352
Amortization of intangible and finance lease right-of-use assets	90	90	267	273
Earnings before interest, taxes, depreciation and amortization (f)	$1,308	$1,414	$3,553	$3,963

Free cash flow from operations:
Net cash provided by operating activities	$1,119	$1,091	$1,296	$587
Capital expenditures	(216)	(244)	(622)	(606)
Free cash flow from operations (g)	$903	$847	$674	$(19)

(a)Debt-to-equity ratio is calculated as total debt divided by total equity as of the end of the period.

(b)Debt-to-capital ratio is calculated as total debt divided by the sum of total debt plus total equity as of the end of the period.

(c)Book value per share is calculated as total equity divided by total outstanding shares as of the end of the period.

(d)Includes independent research and development and Aerospace product-development costs.

(e)Return on sales is calculated as net earnings divided by revenue.

(f)We believe earnings before interest, taxes, depreciation and amortization (EBITDA) is a useful measure for investors because it provides another measure of our profitability and our ability to service our debt. We calculate EBITDA by adding back interest, taxes, depreciation and amortization to net earnings. The most directly comparable GAAP measure to EBITDA is net earnings.

(g)We believe free cash flow from operations is a useful measure for investors because it portrays our ability to generate cash from our businesses for purposes such as repaying maturing debt, funding business acquisitions, repurchasing our common stock and paying dividends. We use free cash flow from operations to assess the quality of our earnings and as a key performance measure in evaluating management. The most directly comparable GAAP measure to free cash flow from operations is net cash provided by operating activities.
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EXHIBIT H
BACKLOG - (UNAUDITED)
DOLLARS IN MILLIONS

	Funded	Unfunded	Total Backlog	Estimated Potential Contract Value*	Total Estimated Contract Value
Third Quarter 2020:
Aerospace	$11,640	$324	$11,964	$2,888	$14,852
Combat Systems	14,511	200	14,711	6,593	21,304
Information Technology	5,558	3,411	8,969	18,925	27,894
Mission Systems	4,554	240	4,794	7,317	12,111
Marine Systems	23,958	17,124	41,082	14,666	55,748
Total	$60,221	$21,299	$81,520	$50,389	$131,909
Second Quarter 2020:
Aerospace	$11,874	$239	$12,113	$2,834	$14,947
Combat Systems	13,863	242	14,105	6,399	20,504
Information Technology	5,464	3,463	8,927	18,392	27,319
Mission Systems	4,856	185	5,041	7,510	12,551
Marine Systems	25,118	17,365	42,483	14,441	56,924
Total	$61,175	$21,494	$82,669	$49,576	$132,245
Third Quarter 2019:
Aerospace	$11,195	$188	$11,383	$2,065	$13,448
Combat Systems	15,069	449	15,518	4,255	19,773
Information Technology	4,782	4,381	9,163	18,063	27,226
Mission Systems	5,152	307	5,459	6,764	12,223
Marine Systems	17,801	8,072	25,873	4,497	30,370
Total	$53,999	$13,397	$67,396	$35,644	$103,040

* The estimated potential contract value includes work awarded on unfunded indefinite delivery, indefinite quantity (IDIQ) contracts and unexercised options associated with existing firm contracts, including options and other agreements with existing customers to purchase new aircraft and aircraft services. We recognize options in backlog when the customer exercises the option and establishes a firm order. For IDIQ contracts, we evaluate the amount of funding we expect to receive and include this amount in our estimated potential contract value. The actual amount of funding received in the future may be higher or lower than our estimate of potential contract value.

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EXHIBIT H-1
BACKLOG - (UNAUDITED)
DOLLARS IN MILLIONS

$100,000
$90,000
$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
$62,142
$66,290
$69,529
$67,871
$69,208
$67,654
$67,396
$86,945
$85,732
$82,669
$81,520
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20

Funded Backlog	Unfunded Backlog

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EXHIBIT H-2
BACKLOG BY SEGMENT - (UNAUDITED)
DOLLARS IN MILLIONS

AEROSPACE
$15,000
$10,000
$5,000
$0
$11,383
$13,349
$13,272
$12,113
$11,964
3Q19
4Q19
1Q20
2Q20
3Q20

COMBAT SYSTEMS
$20,000
$15,000
$10,000
$5,000
$0
$15,518
$14,913
$14,617
$14,105
$14,711
3Q19
4Q19
1Q20
2Q20
3Q20

INFORMATION TECHNOLOGY
$15,000
$10,000
$5,000
$0
$9,163
$9,133
$9,502
$8,927
$8,969
3Q19
4Q19
1Q20
2Q20
3Q20

MISSION SYSTEMS
$10,000
$5,000
$0
$5,459
$5,363
$5,176
$5,041
$4,794
3Q19
4Q19
1Q20
2Q20
3Q20

MARINE SYSTEMS
$50,000
$40,000
$30,000
$20,000
$10,000
$0
$25,873
$44,187
$43,165
$42,483
$41,082
3Q19
4Q19
1Q20
2Q20
3Q20

Funded Backlog	Unfunded Backlog

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EXHIBIT I
THIRD QUARTER 2020 SIGNIFICANT ORDERS - (UNAUDITED)
DOLLARS IN MILLIONS

We received the following significant contract awards during the third quarter of 2020:
Combat Systems:
•$870 to deliver 8x8 wheeled combat vehicles, maintenance and life cycle support to the Spanish Ministry of Defense.
•An IDIQ contract to produce Small Multipurpose Equipment Transport (SMET) vehicles for the U.S. Army. The contract has a maximum potential value of $250.
•$125 from the Army for various munitions and ordnance.
•$55 from the U.S. Navy to produce gun systems for the F-35 Joint Strike Fighter.
•$35 from the Army for the production of Improved Fire Control Electronics Units (IFCEUs) and Improved Commanders Display Units (ICDUs) for the Abrams tank program.

Information Technology:
•$65 to provide enterprise information technology and cybersecurity services and solutions for the U.S. Department of Defense (DoD). The contract has a maximum potential value of $760.
•$70 to provide command, control and communications capabilities for the DoD. The contract has a maximum potential value of $365.
•$50 from the U.S. Department of Health and Human Services Centers for Medicare and Medicaid Services (CMS) to provide cloud services and software tools. The contract has a maximum potential value of $240.
•$145 for several key contracts to provide intelligence services to classified customers.
•$110 to provide design, development, testing, installation, maintenance, logistics support and modernization services for Navy airborne and shipboard platforms.
•$95 to provide logistics, sustainment and maintenance support services for the Army.
•$50 from the U.S. Department of Veterans Affairs under the Veterans Intake, Conversion and Communications Services (VICCS) program to modernize benefits claims processing.

Mission Systems:
•$140 for several key contracts for classified customers.
•$95 from the Army for computing and communications equipment under the Common Hardware Systems-5 program.
•$35 from the Army to provide continued software support and engineering for the Warfighter Information Network-Tactical (WIN-T) Increment 2 program.

Marine Systems:
•$240 from the Navy to provide maintenance and repair services for the Arleigh Burke-class guided-missile destroyer, Independence-class Littoral Combat Ship (LCS), Ticonderoga-class guided-missile cruiser and Wasp-class amphibious assault ship programs.
•$155 from the Navy for Advanced Nuclear Plant Studies (ANPS) in support of various submarine programs.
•$115 from the Navy for maintenance and modernization work on the USS Hartford, a Los Angeles-class attack submarine.
•$35 from the Navy for the Expeditionary Sea Base (ESB) auxiliary support ship program.
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EXHIBIT J
AEROSPACE SUPPLEMENTAL DATA - (UNAUDITED)

	Third Quarter		Nine Months
	2020	2019	2020	2019
Gulfstream Aircraft Deliveries (units):
Large-cabin aircraft	25	29	71	79
Mid-cabin aircraft	7	9	16	24
Total	32	38	87	103

Aerospace Book-to-Bill:
Orders*	$1,816	$1,693	$4,744	$7,022
Revenue (excluding pre-owned aircraft sales)	1,975	2,404	5,640	6,735
Book-to-Bill Ratio	0.92x	0.70x	0.84x	1.04x

* Does not include customer defaults, liquidated damages, cancellations, foreign exchange fluctuations and other backlog adjustments.

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